UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 2, 2024

VerifyMe, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-39332	23-3023677
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 International Parkway, Fifth Floor, Lake Mary, Florida		32746
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (585) 736-9400

_____________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRME	The Nasdaq Capital Market
Warrants to Purchase Common Stock	VRMEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2024, VerifyMe, Inc. (the “Company”) entered into Salary Reduction Agreements (the “Agreements”) with Adam Stedham, the Company’s Chief Executive Officer and President, and Nancy Meyers, the Company’s Chief Financial Officer, as part of a salary reduction program for certain employees of the Company and its subsidiaries approved by the Compensation Committee of the Company’s Board of Directors.

Each of Mr. Stedham and Ms. Meyers will have their annual base salary reduced by ten percent (10%) during the term of the Agreements. In return for the reduction in their annual base salary, Mr. Stedham and Ms. Meyers will each be entitled to receive grants of restricted stock unit awards (“RSUs”) on July 1, 2024 and each 1st of January thereafter during the term of the Agreements, each such RSU representing the contingent right to receive one share of the Company’s common stock, par value $0.001 per share, subject to the terms of the Company’s 2020 Equity Incentive Plan and form RSU award agreement, with the number of shares underlying the RSU awards to be determined by dividing the projected amount of Mr. Stedham’s and Ms. Meyer’s base salary reduction for the calendar year, respectively, by $1.60, rounded down to the nearest number of whole shares. Each RSU granted pursuant to the Agreements vests in full on the 1st of January following its grant date and is payable as soon as reasonably practicable after vesting.

The term of the Agreements is until December 31, 2025. Pursuant to the Agreements, a pro-rata portion of RSUs granted will vest upon the early termination of the Agreements, or any termination of the employment of Mr. Stedham or Ms. Meyers except for a termination for cause. Any unvested RSUs will be forfeited in whole by Mr. Stedham and Ms. Meyers in the event they are terminated by the Company for cause.

The foregoing description of the Agreements and RSU awards do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Agreement and Form RSU award agreement, copies of which are included as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Salary Reduction Agreement
10.2	Form RSU Award Agreement (included in Exhibit 10.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VerifyMe, Inc.

Date: July 5, 2024	By:	/s/ Adam Stedham
Adam Stedham
Chief Executive Officer and President